THE LIBERTY FUND

                    Supplement to Prospectuses for Class A, B
                         and C Shares and Class Z Shares
                               dated March 1, 2002

The following changes are being made to the Prospectuses, effective December 16, 2002:

1. The section THE FUND; PRINCIPAL INVESTMENT STRATEGIES is revised in its entirety as follows:

The Fund allocates its investments among various categories of equity and debt securities, including: large cap growth stocks; large cap value stocks; foreign stocks; and investment grade bonds of U.S. issuers. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio manager will allocate the Fund's assets among the various asset classes. The lead portfolio manager will adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each class, from time to time, based on his assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of Columbia Management Group, Inc., the parent company of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. Large cap stocks purchased by the Fund will have market capitalizations similar in size to those companies in the Standard & Poor's 500 Index. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the advisor to be of comparable quality.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

2. The section THE FUND; PRINCIPAL INVESTMENT RISKS is revised in its entirety as follows:

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. Prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

3. The first sentence of the section MANAGING THE FUND; INVESTMENT SUB-ADVISOR is revised as follows:

Nordea Investment Management North America, Inc. (NIMNAI), located at 13-15 West 54th Street, New York, New York 10019, is the Fund's investment sub-advisor and manages the portion of the Fund's assets allocated to foreign equity securities.

4. The section MANAGING THE FUND; PORTFOLIO MANAGERS is revised in its entirety as follows:

Harvey Hirschhorn, CFA, Senior Vice President of Colonial, is the lead portfolio manager of the Fund. He is also an Executive Vice President of Stein Roe & Farnham Incorporated (Stein Roe) where he has been employed since 1973. Mr. Hirschhorn received an M.B.A. degree from the University of Chicago, and is a chartered financial analyst. Mr. Hirschhorn is responsible for allocating the Fund assets among the various asset classes, while investment decisions for the portion of the Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:

                  Large cap growth stocks            Alexander S. Macmillan
                  Large cap value stocks             Scott Schermerhorn
                  Foreign stocks                     NIMNAI (Sub-Advisor)
                  Investment grade bonds             Michael T. Kennedy

Alexander S. Macmillan, CFA, Vice President of Colonial, manages the portion of the Fund's assets allocated to the large cap growth stocks category. He is also a Senior Vice President of Columbia Management Co., which he joined in 1989. Mr. Macmillan received an M.B.A. degree from the Amos Tuck School of Dartmouth College.

Scott Schermerhorn, Senior Vice President of Colonial, manages the portion of the Fund's assets allocated to the large cap value stocks category. He has managed various other funds at Colonial since October, 1998. Prior to joining Colonial, Mr. Schermerhorn was head of the value team at Federated Investors from May 1996 to October 1998. Mr. Schermerhorn received an M.B.A. degree from Seton Hall University.

Michael T. Kennedy, CFA, Senior Vice President of Colonial, manages the portion of the Fund's assets allocated to the investment grade bonds category. He is also a Senior Vice President of Stein Roe, where he has been employed since 1987 and has managed various investment portfolios. A chartered financial analyst and a chartered investment counselor, he received an M.M. degree from Northwestern University.


                                                       December 12, 2002